UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

August 15, 2005

Date of Report (Date of earliest event reported)

CYPRESS SEMICONDUCTOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1– 10079	94-2885898
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3901 North First Street

San Jose, California 95134-1599

(Address of principal executive offices)

(408) 943-2600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Cypress Semiconductor Corporation today announced the appointment of Brad W. Buss as executive vice president of finance and administration and chief financial officer, effective immediately. The Company’s press release regarding Mr. Buss’s appointment, dated August 15, 2005, is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired. Not applicable.

(b) Pro forma financial information. Not applicable.

(c) Exhibits. The exhibit listed below is being furnished with this Form 8-K.

Exhibit 99.1	Press Release, date August 15, 2005, entitled “Cypress Appoints Brad W. Buss Chief Financial Officer”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYPRESS SEMICONDUCTOR CORPORATION

Date: August 15, 2005	By:	/s/ Neil Weiss
Neil Weiss
Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated August 15, 2005, entitled “Cypress Appoints Brad W. Buss Chief Financial Officer”